EXHIBIT 10.63

                                Second Amendment
                      to Agreement dated November 1, 1997,
                      between Namco Cybertainment, Inc. and
                     Skyline Multimedia Entertainment, Inc.,
                               d/b/a XS New York,
                            dated December 12, 1999.


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                SECONDARY AMENDMENT TO REVENUE SHARING AGREEMENT

     THIS AGREEMENT made and entered into as the 13th day of December, 1999, by and between NAMCO CYBERTAINMENT, INC., a Delaware corporation ("NCI") and SKYLINE MULTIMEDIA ENTERTAINMENT, INC., d/b/a XS NEW YORK, a Delaware corporation ("Skyline").

     WHEREAS by Agreement dated November 1, 1997 entered into between NCI And skyline as amended by amendment dated December 23, 1998, (the "Agreement") skyline granted NCI the exclusive right to operate Equipment, as defined in the Agreement at the Skyline premises located between 41st and 42nd Streets and Broadway and 7th Avenue, New York, New York (the "premises"); and

     WHEREAS, NCI and Skyline now desire to amend and modify the Agreement.

     NOW THEREFORE, in consideration of mutual promises and covenants of the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby modified and amended and the parties mutually agree as follow:

1.       (a)     Effective January 3, 2000 through May 31, 2000 the Fees payable by Skyline to NCI pursuant to section 3 of the Agreement will be twenty-one (21%) of the weekly net revenues.

         (b) Effective June 1, 2000 through the term of the Agreement, the Fees payable by Skyline to NCI pursuant to section 3 of the Agreement will be twenty-two (22%) of the weekly net revenues.

2. Effective January 3, 2000, Section 4 (a) and (b) of the Agreement are Amended by deleting "14%" and inserting "21%" through May 31, 2000 And 22% thereafter.

Except as herinabove amended, all terms and conditions of the Agreement shall remain unchanged and in full force and effect


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     IN WITNESS  WHEREOF,  the parties have executed  this  Agreement to revenue
Sharing Agreement as of the day and date first above written.

Namco:                                             Skyline:
NAMCO CYBERTAINMENT INC.                           SKYLINE MULTIMEDIA
                                                   ENTERTAINMENT, INC.

Signature: /s/ Mark Messersmith                    Signature: /s/ Robert Brenner
Name: Mark Messersmith                             Name: Robert Brenner

Title:   Executive Vice President                  Title: President

Dated:   12-13-99                                  Dated: 12-13-99

                                                   SKYLINE VIRTUAL REALTY, INC.

                                                   Signature: /s/ Robert Brenner
                                                   Name: Robert Brenner

                                                   Title: President

                                                   Dated: 12-13-00